Exhibit 99.1

Worksport Ltd. Reports Additional $50,000 CEO Insider Stock Acquisition, Reinforcing Confidence in Long-Term Value Creation

Founder & CEO continues to acquire equity, reflecting his confidence in the Company’s progress toward achieving operational cash-flow positivity and his belief that the Company’s current market valuation, trading significantly below book-value. does not fully reflect its underlying business, or growth potential.

West Seneca, New York, June 9, 2026 — Worksport Ltd. (NASDAQ: WKSP) (“Worksport” or the “Company”), a U.S.-based innovator and manufacturer of hybrid and clean energy solutions primarily for the light truck, overlanding, and global consumer goods markets, today announced that its Founder and Chief Executive Officer, Steven Rossi, has elected to receive 79,618 shares of the Company’s common stock in lieu of receiving $50,000 in cash compensation otherwise payable to him.

The shares were issued to Rossi pursuant to a Stock Purchase Agreement dated June 5, 2026, between Mr. Rossi and the Company at a purchase price of $0.6280 per share, representing the closing price of the Company’s common stock on the Nasdaq Capital Market on June 5, 2026.

This marks the second time Mr. Rossi has elected to receive Company shares in satisfaction of accrued compensation. As previously announced, in April 2026, Mr. Rossi elected to receive 88,214 shares of common stock in lieu of $75,000 in accrued cash compensation.

Mr. Rossi’s continued reflects his confidence in the Company’s long-term strategy and his belief that the Company’s current market valuation does not fully reflect its asset base, growth trajectory, expanding sales channels, intellectual property portfolio, and progress toward achieving operational cash-flow positivity.

Over the past several years, Worksport has grown annual revenue from approximately $1.5 million in 2023 to $8.5 million in 2024 and $16.1 million in 2025, while simultaneously expanding gross margins, increasing dealer penetration, commercializing new products and investing in infrastructure designed to support future growth.

Worksport continues to pursue its stated objective of achieving operational cash-flow positivity through growing sales, expanding distribution, improving manufacturing efficiencies and advancing its recently launched clean-energy solutions.

Management also believes that the continued commercial rollout of the Company’s Nexus Tonneau Cover, launched in April 2026, together with the Company’s broader commercialization initiatives, will support its long-term growth objectives.

CEO Commentary

“I continue to believe that Worksport is trading materially below the value of the business we have built,” said Steven Rossi, Founder and Chief Executive Officer.

“Over the last several years, we have transformed Worksport through substantial investments in manufacturing, inventory, product development, distribution, intellectual property, and brand equity. During that time, our revenue has continued to grow, our margins have continued to improve, and we have made significant progress toward achieving operational cash-flow positivity.

“While market conditions and sentiment can fluctuate, my conviction in the Company remains unwavering. My decision to receive shares instead of cash compensation reflects my strong belief that the market has not yet fully recognized the strength of our assets, the progress we have made, or the opportunities that lie ahead. I have tremendous confidence in our team and remain highly optimistic about our ability to execute our strategy and create long-term shareholder value.”

Management remains focused on disciplined execution, operational efficiency, revenue growth, and strengthening the Company’s position across both its core and emerging business segments.

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Contacts

Investor Relations, Worksport Ltd. T: 1 (888) 554-8789-128

W: investors.worksport.com W: www.worksport.com E: investors@worksport.com

Connect with Worksport Chief Executive Officer, Steven Rossi

Steven Rossi X (Twitter)

Steven Rossi LinkedIn

About Worksport

Worksport Ltd. (Nasdaq: WKSP), through its subsidiaries, designs, develops, manufactures, and owns the intellectual property on a variety of tonneau covers, solar integrations, portable power systems, and clean heating & cooling solutions. Worksport has an active partnership with Hyundai for the SOLIS Solar cover. Additionally, Worksport’s hard-folding cover, designed and manufactured in-house, is compatible with all major truck models and is gaining traction with newer truck makers including the electric vehicle (EV) sector. Worksport seeks to capitalize on the growing shift of consumer mindsets towards clean energy integrations with its proprietary solar solutions, mobile energy storage systems (ESS), and Cold-Climate Heat Pump (CCHP) technology. Terravis Energy’s website is terravisenergy.com.

Connect with Worksport

Please follow the Company’s social media accounts on X (previously Twitter), Facebook, LinkedIn, YouTube, and Instagram, the links of which are links to external third-party websites, as well as sign up for the Company’s newsletters at investors.worksport.com.

Social Media Disclaimer

The Company does not endorse, ensure the accuracy of, or accept any responsibility for any content on these third-party websites other than content published by the Company. Investors and others should note that the Company announces material financial information to our investors using our investor relations website, press releases, Securities and Exchange Commission (“SEC”) filings, and public conference calls and webcasts. The Company also uses social media to announce Company news and other information. The Company encourages investors, the media, and others to review the information the Company publishes on social media. The Company does not selectively disclose material non-public information on social media. If there is any significant financial information, the Company will release it broadly to the public through a press release or SEC filing prior to publishing it on social media.

Forward-Looking Statements

The information contained herein may contain “forward-looking statements.” Forward-looking statements reflect the current view about future events. When used in this press release, the words “anticipate,” “believe,” “estimate,” “scheduled,” “expect,” “future,” “intend,” “plan,” “project,” “envisioned,” “should,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. These statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial situation may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) supply chain delays; (ii) acceptance of our products by consumers; (iii) delays in or nonacceptance by third parties to sell our products; and (iv) competition from other producers of similar products. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the SEC, including, without limitation, our latest Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at www.sec.gov. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the Company’s actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. The forward-looking statements made in this press release are made only as of the date of this press release, and the Company undertakes no obligation to update them to reflect subsequent events or circumstances.